Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 3
TO REVOLVING CREDIT AGREEMENT
Amendment No. 3 to Revolving Credit Agreement, dated as of March 15, 2023 (this “Amendment”), among VINEBROOK HOMES TRUST, INC., a Maryland corporation, as sponsor (in such capacity, the “Sponsor”), VB THREE EQUITY, LLC, a Delaware limited liability company, as equity owner (in such capacity, the “Equity Owner”), VB THREE, LLC, a Delaware limited liability company, as parent holdco (in such capacity, the “Parent Holdco”) and as borrower representative (in such capacity, the “Borrower Representative”), the borrowers identified on the signature pages hereto (the “Borrowers”), the guarantors identified on the signature pages hereto (the “Guarantors”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as Lender (in such capacity, the “Lender”) agent for each Lender (in such capacity, the “Agent”), as paying agent (in such capacity, the “Paying Agent”) and securities intermediary (in such capacity, the “Securities Intermediary”) and Computershare Trust Company, N.A., as calculation agent (the “Calculation Agent”).
RECITALS
Borrowers, Guarantors, Sponsor, Lender, Administrative Agent, Paying Agent, Calculation Agent and Securities Intermediary are parties to that certain Revolving Agreement, dated as of March 1, 2021 (as amended by Amendment No. 1 to Credit Agreement, dated as of March 10, 2022, as further amended by Amendment No. 2 to Credit Agreement, dated as of January 31, 2023, the “Existing Credit Agreement”, as further amended by this Amendment, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Credit Agreement.
Borrowers, Guarantors, Sponsor, Lender, Administrative Agent, Paying Agent, Calculation Agent and Securities Intermediary have agreed, subject to the terms and conditions of this Amendment, that the Existing Credit Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Credit Agreement.
Accordingly, Borrowers, Guarantors, Sponsor, Lender, Administrative Agent, Paying Agent, Calculation Agent and Securities Intermediary hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Credit Agreement is hereby amended as follows:
SECTION 1.Amendments to Existing Credit Agreement. Effective as of the date hereof, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Interest Reserve Account Deposit Amount in its entirety and replacing it with the following:
“Interest Reserve Account Deposit Amount”: On any date of determination, for any Eligible Property and the initial Advance requested related thereto, the amount required to make the amount on deposit in the Interest Reserve Account after such Advance an amount equal to the Interest Reserve Account Required Amount after giving effect to such Advance.
(b)Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Interest Reserve Account Required Amount in its entirety and replacing it with the following:
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“Interest Reserve Account Required Amount”: As of any date of determination, for the aggregate Allocated Loan Amounts of all Properties then funded by the Facility up to the Notional Amount, an amount equal to the product of (a) the lesser of (i) the Cap Rate plus the Applicable Margin and (ii) the Interest Rate for the related Interest Accrual Period (for such purpose, the Adjusted Daily Simple SOFR shall be the rate in effect on such date of determination), (b) the aggregate Allocated Loan Amounts of all Properties then funded by the Facility, (c) 1/12 and (d) three (3).
As of any date of determination, for the aggregate Allocated Loan Amounts of all Properties then funded by the Facility in excess of the Notional Amount, an amount equal to the product of (a) the Interest Rate for the related Interest Accrual Period (for such purpose, the Adjusted Daily Simple SOFR shall be the rate in effect on such date of determination), (b) the aggregate Allocated Loan Amounts of all Properties then funded by the Facility, (c) 1/12 and (d) three (3).
SECTION 2.Conditions Precedent. This Amendment shall become effective as of the date hereof, upon the execution and delivery by the Borrowers and Guarantors, as applicable, to Administrative Agent and Lender of this Amendment.
SECTION 3.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The parties hereto have entered into this Amendment solely to amend the terms of the Existing Credit Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Borrower or any other party under or in connection with the Existing Credit Agreement or any of the other Loan Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the parties under the Existing Credit Agreement are preserved, (ii) the liens and security interests granted under the Existing Credit Agreement continue in full force and effect, and (iii) any reference to the Existing Credit Agreement in any Loan Document shall be deemed to reference the Existing Credit Agreement as amended by this Amendment.
SECTION 4.Ratification and Reaffirmation of Guarantees. Each Guarantor hereby ratifies and reaffirms the terms and conditions of the Guaranty Agreement and the Limited Guaranty, as applicable. Each Guarantor’s obligations, liabilities, covenants, and guaranties pursuant to the Guaranty Agreement and the Limited Guaranty, whether for payment, performance, or otherwise, are now and shall remain valid and binding obligations of such Guarantor, as applicable, and both before and after giving effect to the Amendment, will remain, now and hereafter, in full force and effect, unmodified and enforceable against each Guarantor in accordance with their terms. Each Guarantor acknowledges and agrees that this ratification and reaffirmation is given to induce Administrative Agent and Lenders to provide their consent to this Amendment. Absent execution and delivery of this Amendment by each Guarantors, Administrative Agent would not have provided such consent to this Amendment.
SECTION 5.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.Counterparts. This Amendment may be executed by each of the parties hereto by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic
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Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or other electronic transmission, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile.
SECTION 7.GOVERNING LAW AND JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 8.Waiver of Jury Trial. Each party hereto hereby expressly waives, to the fullest extent it may effectively do so under Applicable Law, any right to a trial by jury in any action or proceeding to enforce or defend any rights or remedies under or pursuant to this Agreement or under any other Loan Document, and agrees, to the fullest extent it may effectively do so under Applicable Law, that any such action or proceeding shall be tried before a court and not before a jury.
SECTION 9.Headings. The headings of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Agent, Lender, Paying Agent and Securities Intermediary

By:    /s/ Mackenzie Smith
Name: Mackenzie Smith
Title: Vice President

[Signatures continue]

Signature Page to Amendment No. 2 to Revolving Credit Agreement
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VB THREE, LLC,
as Parent Holdco, Borrower Representative and a Guarantor
By:    /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

[Signatures continue]

Signature Page to Amendment No. 2 to Revolving Credit Agreement
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CONREX RESIDENTIAL PROPERTY GROUP 2013-1, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-2 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-3 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-4 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-5 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-6 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-7 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-8 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-9 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-10 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-11 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-12 OPERATING COMPANY, LLC
CONREX RESIDENTIAL PROPERTY GROUP 2013-13 OPERATING COMPANY, LLC
REX RESIDENTIAL PROPERTY OWNER, LLC
REX RESIDENTIAL PROPERTY OWNER A, LLC
REX RESIDENTIAL PROPERTY OWNER II, LLC
REX RESIDENTIAL PROPERTY OWNER III, LLC
REX RESIDENTIAL PROPERTY OWNER IV, LLC
REX RESIDENTIAL PROPERTY OWNER V, LLC
REX RESIDENTIAL PROPERTY OWNER VI, LLC
each as a Borrower
Signature Page to Amendment No. 2 to Revolving Credit Agreement
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By:    /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory
[Signatures continue]

Signature Page to Amendment No. 2 to Revolving Credit Agreement
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CONREX RESIDENTIAL PROPERTY GROUP 2013-1 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-2 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-3 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-4 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-5 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-6 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-7 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-8 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-9 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-10 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-11 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-12 HOLDING COMPANY, LLC,
CONREX RESIDENTIAL PROPERTY GROUP 2013-13 HOLDING COMPANY, LLC,
VB HOLDING COMPANY I, LLC,
VB HOLDING COMPANY II, LLC,
VB HOLDING COMPANY III, LLC,
VB HOLDING COMPANY IV, LLC,
VB HOLDING COMPANY V, LLC,
VB HOLDING COMPANY VI, LLC,
VB HOLDING COMPANY VII, LLC
each as a Holdco Guarantor
By:    /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory
[Signatures continue]

Signature Page to Amendment No. 2 to Revolving Credit Agreement
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VB THREE EQUITY, LLC,
as Equity Owner and a Guarantor
By:    /s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory
[Signatures continue]

Signature Page to Amendment No. 2 to Revolving Credit Agreement
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VINEBROOK HOMES TRUST, INC.,
as Sponsor
By:    /s/ Brian Mitts
Name: Brian Mitts
Title: President
[Signatures continue]
Signature Page to Amendment No. 3 to Revolving Credit Agreement
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COMPUTERSHARE TRUST COMPANY, N.A.,
as Calculation Agent
By:    /s/ Daniel Woods
Name: Daniel Woods
Title: Vice President

[End of signatures.]

Signature Page to Amendment No. 3 to Revolving Credit Agreement
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